UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 15, 2004

RailAmerica, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-20618	65-0328006

(Commission File Number)	(IRS Employer Identification No.)

5300 Broken Sound Boulevard, N.W., Boca Raton, Florida 33487

(Address of Principal Executive Offices) (Zip Code)

(561) 994-6015

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

     (c) The following exhibit is being furnished herewith:

Exhibit No.	Description
99.1	Press Release, dated June 15, 2004, issued by RailAmerica, Inc. announcing the Company’s participation at the Merrill Lynch Global Transportation Conference.

Item 9. Regulation FD Disclosure

     On June 15, 2004, RailAmerica, Inc. (the “Company”) issued a press release announcing that Donald Redfearn, President and Chief Administrative Officer for RailAmerica, Inc. will participate in a regional railroad panel discussion at the Merrill Lynch Global Transportation Conference on Wednesday, June 16, 2004. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAILAMERICA, INC.
Date: June 15, 2004	By:	/s/ Michael J. Howe
		Name:	Michael J. Howe
		Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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